UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: March 28, 2018

(Date of earliest event reported)

Garrison Capital Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00878	90-0900145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Avenue of the Americas, Suite 914 New York, New York	10104
(Address of Principal Executive Offices)	(Zip Code)

(212) 372-9590

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 8.01. Other Events.

On March 28, 2018, a “required majority,” as defined in Section 57(o) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Board of Directors of Garrison Capital Inc. (the “Company”) approved the application of Section 61(a)(2) of the 1940 Act to the Company.  As a result of such approval and subject to satisfying certain disclosure requirements, effective on March 28, 2019, the Company will be able to incur additional leverage, as the asset coverage requirements for senior securities (leverage) applicable to the Company pursuant to Sections 18 and 61 of the 1940 Act will be reduced to 150% (equivalent to a 66-2/3% debt-to-total capital ratio) from 200%.

“We are very pleased with the passage of this resolution by our Board of Directors,” stated Brian Chase, Chief Financial Officer, Treasurer and director of the Company. “We believe that the Company’s focus on first lien loans is conducive to fully utilizing the increase in permissible leverage. We expect the increase in leverage to be accretive to the Company’s earnings once the reduced asset coverage requirements become effective with respect to the Company in March 2019 and we begin to grow the Company’s balance sheet.”

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRISON CAPITAL INC.

Date: April 4, 2018	By:	/s/ Brian Chase
	Name:	Brian Chase
	Title:	Chief Financial Officer